Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “First Amendment”) is dated as of the 7th day of July, 2004 and is by and among Standard Parking Corporation, a Delaware corporation (the “Borrower”), LaSalle Bank National Association (“LaSalle”), in its capacity as Agent for the Lenders party to the Credit Agreement described below and as a Lender, Wells Fargo Bank, N.A. (“Wells Fargo”), as a Lender and as Syndication Agent under such Credit Agreement, U.S. Bank National Association (“U.S. Bank”) as a Lender, and Fifth Third Bank Chicago (“Fifth Third”), as a Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, LaSalle and Wells Fargo are all of the parties to that certain Credit Agreement dated as of June 2, 2004 (as it may be amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the Credit Agreement to include U.S. Bank and Fifth Third as Lenders thereunder and to concurrently reduce the Commitments of LaSalle and Wells Fargo, and in certain respects, all as set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Definitions.  Capitalized terms used in this First Amendment and not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.  In addition, for purposes of this First Amendment the following terms shall have the meanings indicated:

“First Amendment Effective Date” means the date upon which this First Amendment to Credit Agreement is executed by the Borrower, LaSalle, Wells Fargo, U.S. Bank and Fifth Third.

2.             Amendments to the Credit Agreement.  Effective on the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

(A)          To include U.S. Bank and Fifth Third as Lenders thereunder with Commitments as set forth on Amended and Restated Annex A to the Credit Agreement in the form of Schedule A to the First Amendment, and to concurrently reduce the Commitments of LaSalle and Wells Fargo to the amounts set forth on such Amended and Restated Annex A to the Credit Agreement.

(B)           To amend and restate in its entirety the definition of Commitment as follows:

“Commitment” means, as to any Lender, such Lender’s commitment to make Loans, and to issue or participate in Letters of Credit and Existing Letters of Credit, under this Agreement.  The initial amount of each Lender’s commitment to make Loans is set forth on Annex A, as it may be amended, restated, modified or supplemented and in effect from time to time.

(C)           To amend and restate Section 15.18 in its entirety as follows:

15.18       Nonliability of Lenders.  The relationship between the Company on the one hand and the Lenders and the Administrative Agent and the Issuing Lender on the other hand shall be solely that of borrower and lender.  Neither the Administrative Agent , the Issuing Lender, LaSalle as the issuer of the Existing Letters of Credit nor any Lender has any fiduciary relationship with or duty to any Loan Party or Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties and the Guarantors, on the one hand, and the Administrative Agent, the Issuing Lender, LaSalle as the issuer of the Existing Letters of Credit and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.  Neither the Administrative Agent, the Issuing Lender, LaSalle as the issuer of the Existing Letters of Credit nor any Lender undertakes any responsibility to any Loan Party or Guarantor to review or inform any Loan Party or Guarantor of any matter in connection with any phase of any Loan Party’s or Guarantor’s business or operations.  The Company agrees, on behalf of itself and each other Loan Party and Guarantor, that neither the Administrative Agent, the Issuing Lender, LaSalle as the issuer of the Existing Letters of Credit nor any Lender shall have liability to any Loan Party or Guarantor (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party or Guarantor in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought.  NO LENDER PARTY OR LOAN PARTY OR GUARANTOR SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT, NOR SHALL ANY LENDER PARTY OR LOAN PARTY OR GUARANTOR HAVE ANY LIABILITY WITH RESPECT THERETO, EXCEPT AS A RESULT OF ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.  The Company acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party.  No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties, Guarantors and the Lenders.

(D)          To amend and restate Annex A and Annex B to the Credit Agreement in their respective entireties in the forms of Schedule A and Schedule B to this First Amendment.

3.             Assignments.  Each of LaSalle and Wells Fargo hereby severally assigns to U.S. Bank $10,000,000 of its Commitment and a Pro Rata Share of outstanding Loans and Letter of Credit Obligations, and U.S. Bank hereby purchases from each of LaSalle and Wells Fargo such interest in and to the assignor’s rights and obligations under the Credit Agreement in respect of the interests assigned hereby, effective on the date hereof.  Each of LaSalle and Wells Fargo hereby assigns to Fifth Third $5,000,000 of its Commitment and a Pro Rata Share of outstanding Loans and Letter of Credit Obligations and Fifth Third hereby purchases from each of LaSalle and Wells Fargo such interest in and to the assignor’s rights and obligations under the Credit Agreement in respect of the interests assigned hereby, effective on the date hereof.  Each such assignment is made without recourse except that each of LaSalle and Wells Fargo severally and not jointly represents and warrants that it is the legal and beneficial owner of the interests being assigned by it to U.S. Bank and Fifth Third hereunder and that each such interests is free and clear of any adverse claim.

4.             Miscellaneous.

(A)          Counterparts.  This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart for each of the parties hereto.  Delivery by facsimile by any of the parties hereto of an executed counterpart of this First Amendment shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

(B)           Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

(C)           Governing Law.  This First Amendment and the rights and obligations of the parties shall be construed and interpreted in accordance with the laws of the State of Illinois.

(D)          Severability.  If any provision of any of this First Amendment is determined to be illegal, invalid or enforceable, such provision shall be fully severable and the remaining provisions shall remain full force and effect and shall be construed without giving effect to the illegal, invalid or enforceable provisions.

(E)           Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(F)           References.  From and after the date of execution of this First Amendment, any reference to the Credit Agreement contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this First Amendment shall be deemed to include this First Amendment unless the context shall otherwise require.

(G)           Continued Effectiveness.  Notwithstanding anything contained herein, the terms of this First Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement.  The parties hereto expressly do not intend to extinguish the Credit Agreement.  Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement and to confirm that the Credit Agreement, as amended hereby, remains in full force and effect and is hereby reaffirmed in all respects.

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IN WITNESS WHEREOF, the parties have executed this First Amendment to Credit Agreement as of the date first set forth above.

STANDARD PARKING CORPORATION

By:
Name:
Title:

LASALLE BANK NATIONAL BANK

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

FIFTH THIRD BANK CHICAGO

By:
Name:
Title:

SCHEDULE A TO FIRST AMENDMENT

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount		Pro Rata Share*/
LaSalle Bank National Association	$30,000,000	**/	33.333333333%
Wells Fargo Bank, N.A.	$30,000,000		33.333333333%
U.S. Bank National Association	$20,000,000		22.222222223%
Fifth Third Bank Chicago	$10,000,000		11.111111111%
TOTALS	$90,000,000		100%

*/            Carry out to nine decimal places.

**/          Includes Swing Line Commitment Amount of $5,000,000.

SCHEDULE B TO FIRST AMENDMENT

ANNEX B

ADDRESSES FOR NOTICES

STANDARD PARKING CORPORATION

900 North Michigan Avenue

Suite 1600

Chicago, Illinois 60611

Attention:   Marc Baumann

Telephone:  (312) 274-2199

Facsimile:    (312) 646-6165

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, and a Lender

Notices of Borrowing , Conversion, Continuation and Letter of Credit Issuance

135 South LaSalle Street

Chicago, Illinois 60603

Attention:  Denise Christy, Commercial Loan Services

Telephone:  (312) 904-8210

Facsimile:  (312) 904-4448

All Other Notices

135 South LaSalle Street

Chicago, Illinois 60603

Attention: Sean P. Silver

Telephone: (312) 904-9028

Facsimile:  (312) 904-0432

WELLS FARGO BANK, N.A., as Issuing Lender, Syndication Agent, and a Lender

Notices of Borrowing , Conversion, Continuation and Letter of Credit Issuance

1700 Lincoln, 3rd Floor

Denver, Colorado 80203

Attention:  Patricia Flores Del Real

Telephone:  (303) 863-5183

Facsimile:  (303) 863-2729

All Other Notices

230 West Monroe

Suite 2900

Chicago, Illinois 60606

Attention: Steven Nickas

Telephone: (312) 762-9009

Facsimile:  (312) 795-9388

U.S. BANK NATIONAL ASSOCIATION, as a Lender

Notices of Borrowing, Conversion and Continuation

U.S. Bank National Association

400 City Center

Oshkosh, Wisconsin  54901

Attention:  Connie Sweeney – Commercial Loan Services

Telephone:  (920) 237-7604

Facsimile:  (920) 237-7993

Payment Instructions:	U.S. Bank National Association
ABA#: 081000210
ACCT#: 00018642160600
REF: Complex Credit Department(Standard Parking)

All Other Notices

U.S. Bank National Association

One U.S. Bank Plaza (SL-MO-T12M)

7th & Washington Avenue

St. Louis, MO  63101

Attn:  Monika Kump, Leverage Finance Division

Telephone:  (314) 418-1325

Facsimile:  (314) 418-1963

FIFTH THIRD BANK CHICAGO, as a Lender

Notices of Borrowing, Conversion and Continuation

Fifth Third Bank Chicago

5050 Kingsley Drive

Mail Drop 1MOC2B

Cincinnati, Ohio  45263

Attention:  Brenda Ferguson

Telephone:  (513) 358-1060

Facsimile:  (513) 358-0221

Payment Instructions:	COMMERCIAL LOAN WIRES
Fifth Third Bank
ABA#: 042000314
ACCT#: 89922553
REF: Standard Parking

All Other Notices

Fifth Third Bank Chicago

1500 N. Main Street

Wheaton, IL  60187

Attention:  Steve Watts

Telephone:  (630) 690-7204

Facsimile:  (630) 690-7125